Exhibit 99.1

Supplemental Information

(Unaudited)

September 30, 2003

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2003

Page

Highlights and Discussion

Reporting Period Highlights – Third Quarter 2003	1
Forward-Looking Statements	2

Financial Statements

Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Valuation Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule – September 30, 2003	15

Portfolio Summary

Property Summary by Region – September 30, 2003	16
Property Occupancy Rates by Region by Quarter	20
Top Twenty Office Tenants as of September 30, 2003	21
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	22
Same Office Property Cash and GAAP Net Operating Income by Quarter	23
Average Occupancy Rates by Region for Same Office Properties	24
Office Lease Expiration Analysis by Year	25
Quarterly Office Renewal Analysis	26
Year to Date Acquisition and Disposition Summary as of September 30, 2003	28
Development Summary as of September 30, 2003	29
Year to Date Development Placed into Service as of September 30, 2003	30
Joint Venture Summary as of September 30, 2003	31
Reconciliations of Non GAAP Measurements	32
Reclassifications and Definitions	33

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements, along with reclassifications and definitions, have been provided on pages 32 and 33 for certain terms used herein.

Reporting Period Highlights – Third Quarter 2003

Financial Results

•                  Reported Net Income Available to Common Shareholders – diluted of $5,425,000 or $.18 per share for the third quarter of 2003 as compared to $3,629,000 or $.15 per share for the comparable 2002 period, representing an increase of 20.0% per share.

•                  Reported FFO – diluted of $16,725,000 or $.41 per share/unit for the third quarter of 2003 as compared to $13,357,000 or $.36 per share/unit for the comparable 2002 period, as recomputed for the effects of Statement of Financial Accounting Standards No. 141, “Business Combinations” or (“SFAS 141”) and Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections” or (“SFAS 145”), representing an increase of 13.9% per share/unit.  Excluding the effects of SFAS 141 described below, our FFO per share would have been $.41 per share for the third quarter of 2003 as compared to $.35 per share for the comparable 2002 period, representing an increase of 17.1% per share.

•                  Recorded SFAS 141 accretion of intangible assets and liabilities classified as revenues of $347,000 and $366,000 in the third quarter of 2003 and 2002, respectively, which increased FFO.

•                  Reported AFFO – diluted of $11,963,000 for the third quarter of 2003 as compared to $10,475,000 for the comparable 2002 period, representing an increase of 14.2%.

•                  Our FFO payout ratio was 53.9% for the third quarter of 2003 as compared to 58.9% for the comparable 2002 period.  Our AFFO payout ratio was 75.4% as compared to 75.1% for the comparable 2002 period.

Financing Activity and Capital Transactions

•                  On August 11, 2003, we received $53.2 million in net proceeds from the sale of 2,200,000 Series G preferred shares to the public with an annual dividend of 8.0%.  We utilized these net proceeds plus cash reserves to repay $58.0 million on our revolving line of credit.

•                  Raised our quarterly common dividend by 6.82% to $.235 per share from $.22 per share.

•                  Executed a loan commitment for non-recourse financing of $52.0 million at 5.36% fixed interest rate over a seven-year term.  The loan proceeds, upon closing anticipated in November, will repay our existing interim loan of $45.0 million, secured by the same collateral properties, and generate excess cash of $7.0 million.

•                  As of September 30, 2003, our debt to market capitalization was 46.5% and our debt to undepreciated book value of real estate assets was 59.0%.  We achieved an EBITDA interest coverage ratio of 3.0x and an EBITDA fixed charge coverage ratio of 2.3x for this quarter.

Operations

•                  Overall occupancy was 91.7% and our portfolio was 92.2% leased as of September 30, 2003.

•                  Our same property cash NOI increased by 6.5% or $1,493,000 as compared to the quarter ended September 30, 2002.  This improvement in cash NOI for our same property portfolio was primarily caused by $748,000 in incremental lease termination fees coupled with $520,000 of increased rental income.  Our same property portfolio consists of 102 properties and represents 79.3% of our total square feet owned as of September 30, 2003.

•                  Weighted average lease term of our office portfolio is 4.9 years as of September 30, 2003, with an average contractual rental rate (including tenant reimbursements of operating costs) of $19.74 per square foot.

•                  We renewed 370,068 square feet or 87.2% of our office leases (based upon square footage) with an average capital cost of $4.51 per square foot during the third quarter.  For our renewed and retenanted space of 526,404 square feet, we realized changes in base rent and total rent, on a straight-line basis, of 13.9% and 10.8%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date.  Base rent and total rent on a cash basis increased 3.3% and 2.3%, respectively, on this same space.

•                  During the quarter, we recognized $554,000 of profit, after-tax, associated with third party construction management and design services provided primarily to the United States of America as part of our growth initiative to generate additional fee income.  This profit is included in the income from service operations line item on our statement of operations.

Acquisitions / Dispositions

•                  In July 2003, we expanded our Northern Virginia market presence through the purchase of a five-office building portfolio aggregating 433,814 square feet for $75.5 million.  We financed this acquisition with a $45.0 million interim loan and a $30.0 million borrowing under our revolving line of credit.  The portfolio was 96.3% leased at date of acquisition with an average lease term of 5.8 years.  Accordingly, our Northern Virginia portfolio now represents 1.6 million square feet of office space.

Development

•                  In July 2003, we executed a ten-year lease for 88,094 square feet with The Aerospace Corporation for 100% of our development property, 4851 Stonecroft Boulevard (known as Greens III).  This property is adjacent to our Greens I & II buildings located in Chantilly, Virginia.  We anticipate building completion in the third quarter of 2004 with rent commencing in the fourth quarter of 2004.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.

Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2002.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Revenues from Real Estate Operations	$45,448	$40,878	$41,518	$41,376	$38,065

Combined Revenues from Real Estate Operations	45,447	40,880	42,412	42,368	39,031

Combined Net Operating Income	32,385	29,755	28,410	29,987	26,670

EBITDA	31,289	27,876	26,808	28,235	26,789

Net Income	8,582	6,238	7,987	5,960	6,162
Preferred Share dividends	(3,157)	(2,534)	(2,533)	(2,534)	(2,533)
Repurchase of preferred units in excess of recorded book value	—	(11,224)	—	—	—

Net (Loss) Income Available to Common Shareholders	$5,425	$(7,520)	$5,454	$3,426	$3,629

Earnings per diluted share	$0.18	$(0.30)	$0.22	$0.14	$0.15

Funds From Operations (FFO) - Diluted	$16,725	$14,909	$13,621	$14,298	$13,357
FFO per diluted share	$0.41	$0.38	$0.37	$0.39	$0.36

FFO - Diluted, excluding SFAS 141	$16,378	$14,340	$13,072	$13,873	$12,991
FFO per diluted share, excluding SFAS 141	$0.41	$0.37	$0.35	$0.37	$0.35

Adjusted FFO - Diluted	$11,963	$11,167	$9,139	$11,565	$10,475

Payout Ratios:

Earnings Payout	125.31%	n/a	94.22%	149.24%	140.76%

FFO - Diluted (A)	53.93%	60.32%	58.06%	55.06%	58.88%

AFFO - Diluted (B)	75.39%	80.53%	86.53%	68.08%	75.08%

Total Dividends/Distributions	$12,040	$11,301	$10,222	$10,196	$10,191

(A)      Computed by dividing total dividends/distributions (except for dividends on Series B, E, F and G Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares for the 4th quarter of 2002 and 1st and 2nd quarters of 2003) by FFO diluted.

(B)  Computed by dividing total dividends/distributions (except for dividends on Series B, E, F and G Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares for the 4th quarter of 2002 and 1st and 2nd quarters of 2003) by AFFO diluted.

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2003			2002
	September 30	June 30	March 31	December 31	September 30
Assets
Investment in real estate:
Land - operational	$215,226	$203,797	$192,849	$195,257	$194,281
Land - development	43,482	43,357	43,233	24,998	25,014
Construction in progress	9,474	6,847	5,334	9,926	10,536
Buildings and improvements	1,009,272	954,298	897,825	907,425	902,246
Investment in and advances to unconsolidated real estate joint ventures	9,576	9,817	9,679	7,999	8,656
Less: accumulated depreciation	(96,538)	(88,174)	(80,513)	(78,069)	(70,617)
Net investment in real estate	1,190,492	1,129,942	1,068,407	1,067,536	1,070,116

Cash and cash equivalents	13,372	8,367	6,282	5,991	7,664
Restricted cash	7,878	9,547	14,569	9,739	8,149
Accounts receivable, net	7,049	6,129	7,359	3,509	5,197
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	2,092
Deferred rent receivable	16,728	15,535	14,278	13,698	13,395
Deferred charges, net	39,595	27,585	21,250	23,199	23,459
Prepaid and other assets	21,237	16,403	12,516	11,260	9,878
Furniture, fixtures and equipment, net of accumulated depreciation	2,006	1,745	1,565	1,676	1,758
Total assets	$1,299,978	$1,216,874	$1,147,847	$1,138,229	$1,141,708

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$759,298	$736,117	$707,990	$705,056	$710,033
Accounts payable and accrued expenses	15,450	13,756	12,040	11,670	8,448
Rents received in advance and security deposits	11,503	7,060	9,168	8,253	7,467
Deferred revenue associated with acquired operating leases	9,799	10,449	11,147	11,758	12,386
Dividends/distributions payable	11,637	10,421	9,819	9,794	9,789
Fair value of derivatives	726	921	793	494	1,044
Other liabilities	7,114	6,633	6,157	1,821	1,673
Total liabilities	815,527	785,357	757,114	748,846	750,840

Minority interests:
Preferred Units in the Operating Partnership	—	—	24,367	24,367	24,367
Common Units in the Operating Partnership	80,411	81,274	76,687	76,519	76,518
Total minority interests	80,411	81,274	101,054	100,886	100,885

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of September 30, 2003)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of September 30, 2003)	5	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of September 30, 2003)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of September 30, 2003)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of September 30, 2003)	22	—	—	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 29,527,436 shares issued as of Sept. 30, 2003)	296	293	239	238	237
Treasury Shares, at cost (166,600 shares as of September 30, 2003)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	445,717	390,794	315,781	313,786	313,862
Cumulative distributions in excess of net income	(35,968)	(34,595)	(20,752)	(21,067)	(19,379)
Value of unearned restricted common share grants	(4,107)	(4,185)	(3,657)	(2,739)	(2,739)
Accumulated other comprehensive loss	(548)	(692)	(560)	(349)	(626)
Total shareholders’ equity	404,040	350,243	289,679	288,497	289,983
Total shareholders’ equity and minority interests	484,451	431,517	390,733	389,383	390,868
Total liabilities and shareholders’ equity	$1,299,978	$1,216,874	$1,147,847	$1,138,229	$1,141,708

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30
Real Estate Operations
Revenues
Rental revenue	$40,210	$36,722	$35,989	$37,093	$33,769
Tenant recoveries and other revenue	5,238	4,156	5,529	4,283	4,296
Revenues from Real Estate Operations	45,448	40,878	41,518	41,376	38,065

Expenses
Property operating	13,075	11,101	13,654	12,034	11,994
Interest	10,436	10,037	10,135	10,995	10,489
Amortization of deferred financing costs	773	595	589	708	559
Depreciation and amortization	9,462	9,229	8,044	8,919	7,357
Expenses from Real Estate Operations	33,746	30,962	32,422	32,656	30,399

Earnings from real estate operations before equity in income (loss) of unconsolidated real estate joint ventures	11,702	9,916	9,096	8,720	7,666
Equity in income (loss) of unconsol. real estate joint ventures	95	(33)	(153)	35	138
Earnings from real estate operations	11,797	9,883	8,943	8,755	7,804
Income (losses) from service operations	742	(81)	(81)	(696)	15
General and administrative	(1,937)	(1,766)	(1,948)	(1,772)	(815)
Income before gain on sales of real estate, minority interests, income taxes and discontinued operations	10,602	8,036	6,914	6,287	7,004
Gains on sales of real estate	23	21	404	822	796
Income before minority interests, income taxes and discontinued operations	10,625	8,057	7,318	7,109	7,800
Minority interests	(1,833)	(1,815)	(1,787)	(1,752)	(1,897)
Income before income taxes and discontinued operations	8,792	6,242	5,531	5,357	5,903
Income tax benefit (expense), net	(221)	19	21	199	(9)
Income before discontinued operations	8,571	6,261	5,552	5,556	5,894
Discontinued operations, net	11	(23)	2,435	404	268
Net Income	8,582	6,238	7,987	5,960	6,162
Preferred share dividends	(3,157)	(2,534)	(2,533)	(2,534)	(2,533)
Repurchase of preferred units in excess of recorded book value	—	(11,224)	—	—	—
Net Income (Loss) Available to Common Shareholders	$5,425	$(7,520)	$5,454	$3,426	$3,629

For EPS Computations:
Numerator:
Net Income (Loss) Available to Common Shareholders	$5,425	$(7,520)	$5,454	$3,426	$3,629
Dividends on convertible preferred shares	136	—	136	136	136
Expense on dilutive options	—	—	—	—	(6)
Numerator for Dilutive EPS Computation	$5,561	$(7,520)	$5,590	$3,562	$3,759

Denominator:
Weighted Average Common Shares - Basic	28,832	25,443	23,323	23,234	23,029
Dilutive options	1,480	—	972	898	923
Preferred shares outstanding assuming conversion	1,197	—	1,197	1,197	1,197
Weighted Average Common Shares - Diluted	31,509	25,443	25,492	25,329	25,149

Earning per diluted share	$0.18	$(0.30)	$0.22	$0.14	$0.15

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Net Income	$8,582	$6,238	$7,987	$5,960	$6,162
Preferred share dividends	(3,157)	(2,534)	(2,533)	(2,534)	(2,533)
Combined real estate related depreciation and other amortization	9,337	9,108	7,944	8,765	7,384
Depreciation and amortization of unconsolidated real estate entities	86	61	36	40	40
Minority interest - common units, gross	1,763	1,338	2,233	1,433	1,541
Gain on sale of real estate properties, excluding redevelopment	(23)	(8)	(2,843)	(156)	(19)
Funds From Operations (FFO) - basic	16,588	14,203	12,824	13,508	12,575

Minority interest - preferred units	—	477	572	571	572
Convertible preferred share dividends	136	136	136	136	136
Restricted common share dividends	—	90	83	75	71
Expense on dilutive options	1	3	6	8	3
Funds From Operations (FFO) - Diluted	$16,725	$14,909	$13,621	$14,298	$13,357

Straight line rents	(1,293)	(1,309)	(1,177)	(317)	(867)
Accretion of intangible assets and liabilities classified as revenues	(347)	(569)	(549)	(425)	(366)
Recurring capital improvements	(3,122)	(1,864)	(2,756)	(1,991)	(1,649)
Adjusted Funds from Operations - Diluted	$11,963	$11,167	$9,139	$11,565	$10,475

Preferred dividends/distributions (1)	3,157	3,011	3,105	3,105	3,105
Common distributions	2,085	1,968	1,978	1,978	1,978
Common dividends (2)	6,798	6,322	5,139	5,113	5,108
Total Dividends/Distributions	$12,040	$11,301	$10,222	$10,196	$10,191

Denominator for earnings per share - diluted	31,509	25,443	25,492	25,329	25,149
Preferred shares outstanding assuming conversion	—	1,197	—	—	—
Common units	8,909	8,963	8,990	8,990	9,149
Restricted shares	—	334	330	326	317
Dilutive options	—	1,274	43	46	55
Convertible preferred units	—	2,022	2,421	2,421	2,421
Denominator for funds from operations per share - diluted	40,418	39,233	37,276	37,112	37,091

Funds From Operations (FFO) - Diluted	$16,725	$14,909	$13,621	$14,298	$13,357
Less: reclassification of accretion of intangible assets and liabilities classified as revenues	(347)	(569)	(549)	(425)	(366)
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$16,378	$14,340	$13,072	$13,873	$12,991

Numerator for Dilutive EPS Computation	$5,561	$(7,520)	$5,590	$3,562	$3,759
Add: Dividends on convertible preferred shares	—	136	—	—	—
Add: Expense on dilutive options	—	3	—	—	—
Less: Repurchase of preferred units in excess of recorded book value (3)	n/a	11,224	n/a	n/a	n/a
Numerator for Dilutive EPS Computation, as adjusted	$5,561	$3,843	$5,590	$3,562	$3,759

Weighted Average Common Shares - Diluted	31,509	25,443	25,492	25,329	25,149
Add: dilutive options	n/a	1,274	n/a	n/a	n/a
Add: preferred shares assuming conversion	n/a	1,197	n/a	n/a	n/a
Weighted Average Common Shares - Diluted, as adjusted	31,509	27,914	25,492	25,329	25,149

Earnings per diluted share, as adjusted for repurchase of preferred units in excess of recorded book value	$0.18	$0.14	$0.22	$0.14	$0.15

(1)   Includes Series B, E, F and G Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)   Includes dividends on restricted shares for the 4th quarter of 2002 and the 1st and 2nd quarters of 2003.

(3)          Earnings per diluted share has been adjusted to exclude the effect of the repurchase of preferred units in excess of recorded book value.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Net Income	$8,582	$6,238	$7,987	$5,960	$6,162
Preferred share dividends	(3,157)	(2,534)	(2,533)	(2,534)	(2,533)
Combined interest expense	10,436	10,037	10,235	11,065	10,563
Amortization of deferred financing costs	773	595	589	708	559
Income tax (expense) benefit, gross	297	(30)	(29)	(282)	11
Depreciation of furniture, fixtures and equipment	124	121	120	171	120
Combined real estate related depreciation and other amortization	9,337	9,108	7,944	8,765	7,384
Gain on sale of depreciated real estate properties	(23)	(8)	(2,843)	(156)	(19)
Minority interest - preferred units	—	477	572	571	572
Minority interest - common units, gross	1,763	1,338	2,233	1,433	1,541
Other consolidated entities	—	—	—	—	(104)
Preferred share dividends	3,157	2,534	2,533	2,534	2,533
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$31,289	$27,876	$26,808	$28,235	$26,789
Addback:
General and administrative	1,937	1,766	1,948	1,772	815
(Income) losses from service operations	(742)	81	81	696	(15)
Equity in loss (income) of unconsol. real estate joint ventures	(95)	33	153	(35)	(138)
Merchant sales and real estate services	(4)	(1)	(580)	(681)	(781)
Combined Net Operating Income (NOI)	$32,385	$29,755	$28,410	$29,987	$26,670

Discontinued Operations:
Revenues from real estate operations	$2	$6	$902	$1,008	$970
Property operating expenses	13	(24)	(348)	(347)	(367)
Depreciation and amortization	—	—	(19)	(19)	(147)
Interest	—	—	(100)	(70)	(74)
Gain on sale of real estate	—	(16)	3,011	—	—
Income from discontinued operations	15	(34)	3,446	572	382
Minority interests in discontinued operations	(4)	11	(1,011)	(168)	(114)
Income from discontinued operations, net of minority interests	$11	$(23)	$2,435	$404	$268

Gains on sales of real estate per statement of operations	$23	$21	$404	$822	$796
Gain on sale of real estate from discontinued operations	—	(16)	3,011	—	—
Combined gains on sale of real estate	23	5	3,415	822	796
Other	—	4	8	15	4
Merchant sales and real estate services	(4)	(1)	(580)	(681)	(781)
Gain on sale of depreciated real estate properties	$19	$8	$2,843	$156	$19

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2003			2002
	September 30	June 30	March 31	December 31	September 30
Common Equity - End of Quarter
Common Shares (1)	29,361	29,178	23,766	23,606	23,583
Common Units	8,870	8,947	8,990	8,990	8,990
Total	38,231	38,125	32,756	32,596	32,573
End of Quarter Common Share Price	$18.51	$16.93	$14.90	$14.03	$13.55
Market Value of Common Shares/Units	$707,656	$645,456	$488,064	$457,322	$441,364

Common Shares Trading Volume
Average Daily Volume (Shares)	99	121	73	70	95
Average Daily Volume (Dollars in thousands)	$1,778.15	$1,919.19	$1,027.57	$948.95	$1,291.31
As a Percentage of Common Shares	0.3%	0.5%	0.3%	0.3%	0.4%

Common Share Price Range
Quarterly High	$19.35	$16.96	$15.07	$14.16	$14.50
Quarterly Low	$16.79	$14.75	$13.50	$11.60	$11.97
Quarterly Average	$18.01	$15.92	$14.00	$13.49	$13.56
End of Quarter	$18.51	$16.93	$14.90	$14.03	$13.55

Convertible Preferred Equity - End of Quarter
Convertible Series D Preferred Shares Outstanding	544	544	544	544	544
Conversion Ratio	2.200	2.200	2.200	2.200	2.200
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	1,197

Convertible Series C Preferred Units Outstanding (2)	n/a	n/a	1,017	1,017	1,017
Conversion Ratio	n/a	n/a	2.381	2.381	2.381
Common Units Issued Assuming Conversion	n/a	n/a	2,421	2,421	2,421

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding (3)	2,200	n/a	n/a	n/a	n/a
Total Nonconvertible Preferred Equity	6,025	3,825	3,825	3,825	3,825
Total Convertible Preferred Equity	544	544	1,561	1,561	1,561
Total Preferred Equity	6,569	4,369	5,386	5,386	5,386
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$164,225	$109,225	$134,642	$134,642	$134,642

Weighted Average Shares:
Common Shares Outstanding	28,832	25,443	23,323	23,234	23,029
Restricted Shares Outstanding	—	334	330	326	317
Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Dilutive Options	1,480	1,274	1,015	944	978
Common Units	8,909	8,963	8,990	8,990	9,149
Preferred Units Assuming Conversion	—	2,022	2,421	2,421	2,421
Denominator for funds from operations per share - diluted	40,418	39,233	37,276	37,112	37,091

Capitalization
Recorded Book Value of Preferred Shares	$164,225	$109,225	$134,642	$134,642	$134,642
Market Value of Common Shares/Units	707,656	645,456	488,064	457,322	441,364
Total Equity Market Capitalization	$871,881	$754,681	$622,706	$591,963	$576,006

Total Debt	$759,298	$736,117	$707,990	$705,056	$710,033

Total Market Capitalization	$1,631,179	$1,490,798	$1,330,696	$1,297,019	$1,286,039

Debt to Total Market Capitalization	46.5%	49.4%	53.2%	54.4%	55.2%
Debt to Total Assets	58.4%	60.5%	61.7%	61.9%	62.2%
Debt to Undepreciated Book Value of Real Estate Assets	59.0%	60.4%	61.6%	61.5%	62.2%

(1)   Net of 166,600 treasury shares.

(2)   On June 16, 2003, we repurchased 100% of the outstanding 1,016,662 shares of Series C preferred units.

(3)   On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	2003						2002
	September 30		June 30		March 31		December 31		September 30
PRICING MULTIPLES

Quarter End Common Stock Price	$18.51		$16.93		$14.90		$14.03		$13.55
Dividend Yield	5.08%		5.20%		5.91%		6.27%		6.49%

Price / Earnings (P / E) Multiple — includes discontinued operations (Quarter End Common Share Price / Annualized Net Income (Loss) Available to Common Shareholders per diluted share)	26.22	x	n/a		16.99	x	24.94	x	22.66	x

Combined NOI Multiple — includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units+ Avg. Total Debt) / Annualized Combined NOI	12.45	x	12.43	x	11.85	x	10.84	x	11.78	x

EBITDA Multiple — includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt) / Annualized EBITDA	12.88	x	13.27	x	12.56	x	11.52	x	11.73	x

FFO Multiple (Quarter End Common Share Price / Ann. FFO - diluted per share)	11.18	x	11.14	x	10.19	x	9.10	x	9.41	x

Combined NOI Yield — includes discontinued operations (Annualized Combined NOI / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Debt))	8.03%		8.05%		8.44%		9.22%		8.49%

EBITDA Yield — includes discontinued operations (Annualized EBITDA / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Debt))	7.76%		7.54%		7.96%		8.68%		8.53%

Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Recorded Book Value of Preferred Share/Units + Total Debt) / GLA) (1)	$164.57		$157.36		$146.75		$145.06		$142.91

RETURNS

Return on Assets — includes discontinued operations (Net Income (Loss) Available to Common Shareholders / Average Total Assets)	0.43%		n/a		0.48%		0.30%		0.33%

Yield on Real Estate Owned - Combined NOI — includes discontinued operations (Ann. Combined NOI / Avg. Adjusted Gross Real Estate Investment) (2)	10.87%		10.59%		10.36%		10.91%		10.08%

Yield on Real Estate Owned - EBITDA - includes discontinued operations (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment) (2)	10.51%		9.92%		9.78%		10.27%		10.12%

(1)   Excludes square footage of assets under development, under construction or held in a joint venture.

(2)   Excludes land development, construction in progress and investment in real estate joint ventures as these assets do not generate net operating income.

Quarterly Debt Analysis

(Dollars in thousands)

	2003						2002
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$666,622		$615,441		$577,380		$565,486		$564,522
Construction Loans	12,776		12,776		12,710		11,570		20,511
Revolving Credit Facility	18,900		18,900		18,900		—		—
Secured Revolving Credit Facility	61,000		89,000		99,000		128,000		125,000
	$759,298		$736,117		$707,990		$705,056		$710,033

Average Outstanding Balance
Mortgage Loans	$657,003		$583,012		$575,078		$563,904		$537,954
Construction Loans	12,776		12,754		12,353		18,011		20,144
Revolving Credit Facility	18,900		18,900		9,574		—		—
Secured Revolving Credit Facility	79,263		97,194		127,052		126,645		122,685
	$767,942		$711,860		$724,057		$708,560		$680,783

Interest Rate Structure
Fixed	$492,088		$494,194		$496,084		$481,121		$433,931
Variable	167,210		141,923		111,906		123,935		176,102
Variable Subject to Interest Rate Protection (1 - 3)	100,000		100,000		100,000		100,000		100,000
	$759,298		$736,117		$707,990		$705,056		$710,033

% of Fixed Rate Loans (4)	77.98%		80.72%		84.19%		82.42%		75.20%
% of Variable Rate Loans	22.02%		19.28%		15.81%		17.58%		24.80%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	5.92%		6.32%		6.38%		6.36%		6.40%
Revolving Credit Facility	3.01%		3.20%		3.25%		n/a		n/a
Secured Revolving Credit Facility	3.93%		3.67%		3.58%		6.64%		6.79%
Total Weighted Average	5.73%		6.06%		6.01%		6.41%		6.51%

Debt Ratios
Debt to Total Market Capitalization	46.5%		49.4%		53.2%		54.4%		55.2%
Debt to Undepreciated Book Value of Real Estate Assets	59.0%		60.4%		61.6%		61.5%		62.2%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI (Combined NOI / Combined Interest)	3.10	x	2.96	x	2.78	x	2.71	x	2.52	x

Interest Coverage - EBITDA (EBITDA / Combined Interest)	3.00	x	2.78	x	2.62	x	2.55	x	2.54	x

Interest Coverage - EBITDA - YTD (EBITDA / Combined Interest - Year-to-date)	2.80	x	2.70	x	2.62	x	2.58	x	2.60	x

Debt Service Coverage - Combined NOI (Combined NOI / (Combined Interest + Principal Amortization))	2.52	x	2.46	x	2.30	x	2.31	x	2.02	x

Debt Service Coverage - EBITDA (EBITDA / (Combined Interest + Principal Amortization))	2.44	x	2.31	x	2.17	x	2.18	x	2.03	x

Fixed Charge Coverage - Combined NOI (Combined NOI / (Combined Interest + Preferred Distribution))	2.38	x	2.28	x	2.13	x	2.12	x	1.95	x

Fixed Charge Coverage - EBITDA (EBITDA / (Combined Interest + Preferred Distribution))	2.30	x	2.14	x	2.01	x	1.99	x	1.96	x

(1)   We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% which expired January 2, 2003.

(2)   We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expires January 3, 2005.

(3)   We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 1.52% which expires January 7, 2004.

(4)   Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2003			2002
	September 30	June 30	March 31	December 31	September 30
OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	18.88%	15.26%	18.83%	14.07%	15.79%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	71.26%	72.79%	66.99%	70.78%	68.33%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	68.85%	68.19%	63.21%	66.64%	68.64%

G&A as a % of Net Income (G&A / Net Income)	22.57%	28.31%	24.39%	29.73%	13.23%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	4.26%	4.32%	4.59%	4.18%	2.09%

G&A as a % of EBITDA (G&A / EBITDA)	6.19%	6.34%	7.27%	6.28%	3.04%

Quarter end occupancy for operating portfolio	91.74%	91.58%	90.85%	93.05%	93.98%
Quarter end % leased for operating portfolio	92.16%	92.04%	92.77%	93.75%	94.37%

Recurring Capital Expenditures	$3,122	$1,864	$2,756	$1,991	$1,649
Recurring Capital Expenditures per average square foot	$0.32	$0.20	$0.31	$0.22	$0.19
Recurring Capital Expenditures as a % of NOI (Combined NOI)	9.64%	6.26%	9.70%	6.64%	6.18%

Quarterly Dividend Analysis

2003	2002
September 30	June 30	March 31	December 31	September 30
Common Share Dividends
Dividends per share/unit	$0.235	$0.220	$0.220	$0.220	$0.220
Increase over prior quarter	6.8%	0.0%	0.0%	0.0%	4.8%
Increase over prior year	6.8%	4.8%	4.8%	4.8%	4.8%

Common Dividend Payout Ratios
Payout - Earnings (Common Dividends/ Net Income (Loss) Available to Common Shareholders)	125.3%	n/a	94.2%	149.2%	140.8%

Payout - FFO - Diluted ((Common Dividend + Total Distributions + Convertible Preferred Share Dividends)/FFO)	53.9%	60.3%	58.1%	55.1%	58.9%

Payout - AFFO - Diluted ((Common Dividend + Total Distributions + Convertible Preferred Share Dividends) /AFFO)	75.4%	80.5%	86.5%	68.1%	75.1%

Dividend Coverage - FFO - Diluted (FFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))	1.85	x	1.66	x	1.72	x	1.82	x	1.70	x

Dividend Coverage - AFFO - Diluted (AFFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))	1.33	x	1.24	x	1.16	x	1.47	x	1.33	x

Common Dividend Yields
Dividend Yield	5.08%	5.20%	5.91%	6.27%	6.49%

Series C Preferred Unit Distributions (1)
Preferred Unit Distributions Per Share	n/a	$0.56250	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	n/a	9.00%	9.00%	9.00%	9.00%
Quarter End Recorded Book Value	n/a	$25.00	$25.00	$25.00	$25.00

Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series D Preferred Share Dividends
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	4.00%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends (2)
Preferred Share Dividends Per Share	$0.50000	n/a	n/a	n/a	n/a
Preferred Share Dividend Yield	8.000%	n/a	n/a	n/a	n/a
Quarter End Recorded Book Value	$25.00	n/a	n/a	n/a	n/a

(1)   On June 16, 2003, we repurchased all of the 1,016,662 outstanding Series C convertible preferred units for $36.1 million or $14.90 per common share, on an as-if converted basis.

(2)   On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

Investor Composition and Analyst Coverage

(as of September 30, 2003)

	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total
SHAREHOLDER CLASSIFICATION

Insiders	928,317	7,734,558	—	8,662,875	21.97%
Institutional Ownership	19,340,095	—	1,196,800	20,536,895	52.09%
Other / Retail	9,092,424	1,135,758	—	10,228,182	25.94%
	29,360,836	8,870,316	1,196,800	39,427,952	100.00%

	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
RESEARCH COVERAGE

A. G. Edwards	x	x	x	x	x
BB&T Capital Markets	n/a	n/a	n/a	x	x
Credit Suisse First Boston	x	x	x	x	x
Cobblestone Research, LLC	x	n/a	n/a	n/a	n/a
Deutsche Banc Alex. Brown	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	x	n/a	n/a	n/a	n/a
McDonald Investments	x	x	x	x	x
Mercury Partners, LLC	n/a	x	x	x	x
Raymond James	x	x	x	x	n/a
Wachovia Securities	x	x	x	x	n/a

Source:  Institutional ownership was obtained from filed Forms 13(f) as of June 30, 2003 per Vickers Stock Research Corporation.

Debt Maturity Schedule -  September 30, 2003

(Dollars in thousands)

			Recourse Debt (1)
Year of Maturity	Non-Recourse Debt (1)		Annual Amortization of Monthly Payments	Due on Maturity	$25,000 Revolving Credit Facility (2)	$150,000 Secured Revolving Credit Facility (3)	Total Scheduled Payments
	Annual Amortization of Monthly Payments	Due on Maturity

October - December 2003	$2,169	$—	$396	$12,776	$—	$—	$15,341
2004	12,758	—	1,335	73,839	18,900	—	106,832
2005	13,110	41,641	688	45,000	—	61,000	161,439
2006	12,826	59,975	481	54,240	—	—	127,522
2007	10,357	53,680	515	1,466	—	—	66,018
2008	5,979	142,903	552	—	—	—	149,434
2009	2,500	52,112	592	—	—	—	55,204
2010	2,099	—	50	12,465	—	—	14,614
2011	2,226	—	—	—	—	—	2,226
2012	2,006	21,586	—	—	—	—	23,592
2013	—	37,076	—	—	—	—	37,076
	$66,030	$408,973	$4,609	$199,786	$18,900	$61,000	$759,298

Notes:

(1)   Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have already been exercised.

(2)   The Revolving Credit Facility matures January 23, 2005.  However, each individual draw matures one year from the date of the advance.

(3)   We have the right to extend the Secured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2004.  The maturity date presented in the above table assumes that the extension option has already been exercised.

We have the following interest rate protection agreements in place:

$50 million notional amount swap of one-month LIBOR at 2.3075%, commencing in January 2003 and expiring in January 2005.

$50 million notional amount swap of one-month LIBOR at 1.52%, commencing in January 2003 and expiring in January 2004.

Property Summary by Region - September 30, 2003

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	2720 Technology Drive (220 NBP)	BWI Airport	NBP		M		156,730
2	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	140 National Business Parkway	BWI Airport	NBP		M		119,904
3	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
4	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
5	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
6	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
7	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
8	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
9	135 National Business Parkway	BWI Airport	NBP	1998	M	86,863
10	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
11	114 National Business Parkway	BWI Airport	NBP	2002	S	9,717
						1,181,420	276,634

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
3	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	101,785
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,134
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	849 International Drive	BWI Airport	APS	1988	M	68,758
11	1190 Winterson Road	BWI Airport	APS	1987	M	68,721
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,351
15	800 International Drive	BWI Airport	APS	1988	S	57,612
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,308
17	900 International Drive	BWI Airport	APS	1986	S	57,140
18	930 International Drive	BWI Airport	APS	1986	S	57,140
19	891 Elkridge Landing Road	BWI Airport	APS	1984	M	56,489
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,676,656	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,273
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,156
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
						482,665	—

46	Subtotal (continued on next page)					3,340,741	276,634

Property Summary by Region - September 30, 2003 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

46	Subtotal (continued from prior page)					3,340,741	276,634

1	2500 Riva Road	BWI Airport	Other	2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,743
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,847
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	75,655
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	49,500
12	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
13	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
14	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,309
15	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	35,040
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,147,920	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	17,655
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						269,587	—

70	Total Baltimore / Washington Corridor					5,063,248	276,634

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,866
2	14502 Greenview Drive	Laurel		1988	M	71,926
3	14504 Greenview Drive	Laurel		1985	M	69,194
	4230 Forbes Boulevard	Lanham	Forbes 50		S	—	55,866
3	Total Suburban Maryland					376,986	55,866

	Other

1	9690 Deereco Road	North Baltimore Co.		1988	M	133,737
2	375 West Padonia Road	North Baltimore Co.		1986	M	101,133
3	1615 and 1629 Thames Street	Baltimore City		1989	M	101,115
3	Total Other					335,985	—

Property Summary by Region - September 30, 2003 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Northern Virginia

1	15000 Conference Center Drive	Chantilly	Westfields	1989	M	470,413
2	15059 Conference Center Drive	Chantilly	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Chantilly	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Chantilly	Westfields	1999	M	127,572
	4851 Stonecroft Boulevard	Chantilly	Westfields		M		88,094
5	14850 Conference Center Drive	Chantilly	Westfields	2000	M	69,711
6	14840 Conference Center Drive	Chantilly	Westfields	2000	S	69,710
						1,027,651	88,094

1	13200 Woodland Park Drive	Herndon	Woodlands	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	S	53,728
						166,821	—

9	Total Northern Virginia					1,599,137	88,094

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	66,224
						145,680	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,613
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,625	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road -Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,039
						116,904	—

16	Total Greater Harrisburg					672,209	—

Property Summary by Region - September 30, 2003 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
4	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A – Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A – Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A – Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A – Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A – Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A – Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A – Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A – Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A – Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A – Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,311
						61,311	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,657	—

13	Total Northern / Central New Jersey					904,128	—

118	TOTAL PORTFOLIO					9,912,042	420,594

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Northern Virginia	Suburban Maryland	Other	Total Portfolio

September 30, 2003

Number of Buildings	4	70	13	16	9	3	3	118
Rentable Square Feet	960,349	5,063,248	904,128	672,209	1,599,137	376,986	335,985	9,912,042
Percent Occupied	100.00%	90.12%	92.10%	89.56%	95.39%	81.17%	90.40%	91.74%

June 30, 2003

Number of Buildings	4	70	13	16	4	3	3	113
Rentable Square Feet	960,349	5,056,934	904,128	673,940	1,165,316	376,986	335,985	9,473,638
Percent Occupied	100.00%	90.27%	92.24%	91.50%	93.52%	81.17%	90.64%	91.58%

March 31, 2003

Number of Buildings	4	70	13	16	3	3	3	112
Rentable Square Feet	960,349	5,055,658	904,128	673,940	760,651	376,986	335,985	9,067,697
Percent Occupied	100.00%	87.47%	93.02%	91.14%	99.12%	89.14%	92.45%	90.85%

December 31, 2002

Number of Buildings	4	67	13	16	3	4	3	110
Rentable Square Feet	960,349	4,744,691	904,142	673,940	760,651	558,754	338,985	8,941,512
Percent Occupied	100.00%	91.30%	93.67%	90.65%	98.32%	93.24%	88.75%	93.05%

September 30, 2002

Number of Buildings	4	68	13	16	3	4	3	111
Rentable Square Feet	960,349	4,800,253	903,972	675,338	760,651	559,329	338,985	8,998,877
Percent Occupied	100.00%	92.60%	95.38%	91.46%	98.32%	93.53%	88.75%	93.98%

Top Twenty Office Tenants as of September 30, 2003

(Dollars and square feet in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue(1)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term(2)

United States of America	(3)	26	1,141,439	12.6%	$22,121	12.7%	5.0
Computer Sciences Corporation	(4)	5	468,632	5.2%	11,133	6.4%	6.9
AT&T Local Services	(4)	7	451,498	5.0%	9,228	5.3%	4.8
VeriSign, Inc.		2	404,665	4.5%	8,985	5.2%	10.8
Unisys	(5)	3	741,284	8.2%	7,745	4.4%	5.8
General Dynamics Government Corp.		6	254,692	2.8%	5,917	3.4%	5.0
Booz Allen Hamilton		7	210,499	2.3%	4,607	2.6%	2.9
Northrop Grumman Corporation		4	192,206	2.1%	4,398	2.5%	4.0
Ciena Corporation		4	278,749	3.1%	3,905	2.2%	2.7
The Boeing Company	(4)	7	148,099	1.6%	3,665	2.1%	5.5
The Aerospace Corporation		1	133,691	1.5%	3,361	1.9%	11.2
Magellan Health Services, Inc.		2	150,622	1.7%	3,302	1.9%	1.4
Commonwealth of Pennsylvania	(4)	5	181,290	2.0%	2,656	1.5%	5.4
Merck & Co., Inc.	(5)	1	219,065	2.4%	2,326	1.3%	5.8
Johns Hopkins University	(4)	6	102,057	1.1%	2,282	1.3%	3.9
CareFirst, Inc. and Subsidiaries	(4)	3	94,223	1.0%	2,166	1.2%	4.3
USinternetworking, Inc.		1	155,000	1.7%	1,935	1.1%	14.5
BAAN U.S.A., Inc.		2	65,701	0.7%	1,737	1.0%	5.8
Ominplex World Services		1	69,710	0.8%	1,633	0.9%	7.3
Comcast Corporation		1	98,897	1.1%	1,577	0.9%	6.0

Subtotal Top 20 Office Tenants		94	5,562,019	61.2%	104,681	60.1%	5.8
All remaining tenants		395	3,531,399	38.8%	69,453	39.9%	3.5
Total/Weighted Average		489	9,093,418	100.0%	$174,134	100.0%	4.9

(1)               Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2003 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)               The weighting of the lease term was computed using Total Rental Revenue.

(3)               Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)               Includes affiliated organizations or agencies.

(5)               Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

Combined Real Estate Revenue by Geographic Region by Quarter(1)

(Dollars in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$24,670	$23,743	$22,848	$23,973	$21,152
Northern Virginia	9,010	5,246	5,860	4,964	3,777
Northern/Central New Jersey	3,685	3,657	4,522	4,286	5,175
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,372	2,658	2,493	2,349	2,406
Suburban Maryland	1,480	1,296	2,482	2,586	2,339
Other	1,622	1,633	1,604	1,624	1,563

Combined Regional Real Estate Revenue	$45,345	$40,739	$42,315	$42,288	$38,918

(1)               Combined regional real estate revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the effect of discontinued operations.

Combined Net Operating Income by Geographic Region by Quarter(2)

(Dollars in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$17,428	$17,413	$14,821	$17,216	$14,382
Northern Virginia	6,352	3,595	3,977	3,175	2,304
Northern/Central New Jersey	2,384	2,392	2,893	2,774	3,145
Greater Philadelphia	2,470	2,470	2,472	2,468	2,468
Greater Harrisburg	1,709	1,975	1,746	1,640	1,802
Suburban Maryland	945	706	1,458	1,621	1,425
Other	997	1,061	945	1,017	1,032

Combined Regional NOI	$32,285	$29,612	$28,312	$29,911	$26,558

Other income / expenses, net	100	143	98	76	112

Combined NOI	$32,385	$29,755	$28,410	$29,987	$26,670

(2)               Combined regional NOI represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the effect of discontinued operations.

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Office Properties:(1)

Greater Philadelphia	$2,482	$2,432	$2,434	$2,430	$2,430
Baltimore/Washington Corridor	15,247	14,542	12,657	16,178	13,097
Northern/Central New Jersey	2,372	2,380	2,454	2,208	2,629
Greater Harrisburg	1,697	1,958	1,731	1,638	1,788
Suburban Maryland	255	173	217	207	374
Northern Virginia	1,328	1,369	2,696	1,701	1,542
Other	983	1,018	933	1,005	1,011

Total Office Properties	$24,364	$23,872	$23,122	$25,367	$22,871

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Office Properties:(1)

Greater Philadelphia	$2,470	$2,470	$2,472	$2,468	$2,468
Baltimore/Washington Corridor	15,842	15,760	13,779	16,221	13,398
Northern/Central New Jersey	2,366	2,416	2,495	2,250	2,671
Greater Harrisburg	1,708	1,974	1,745	1,639	1,801
Suburban Maryland	255	130	218	203	369
Northern Virginia	1,532	1,537	2,851	1,762	1,604
Other	997	1,061	945	1,017	1,032

Total Office Properties	$25,170	$25,348	$24,505	$25,560	$23,343

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties(1)

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Suburban Maryland	Northern Virginia	Other	Total Office

3rd Quarter 2003 Average

Number of Buildings	4	64	12	16	2	1	3	102
Rentable Square Feet	960,349	4,528,463	746,734	673,363	141,120	470,413	335,985	7,856,427
Percent Occupied	100.00%	91.24%	92.55%	91.08%	72.29%	88.15%	90.56%	91.87%

2nd Quarter 2003 Average

Number of Buildings	4	64	12	16	2	1	3	102
Rentable Square Feet	960,349	4,526,099	746,734	673,940	141,120	470,406	335,985	7,854,633
Percent Occupied	100.00%	90.40%	92.88%	91.39%	72.01%	85.77%	91.09%	91.31%

1st Quarter 2003 Average

Number of Buildings	4	64	12	16	2	1	3	102
Rentable Square Feet	960,349	4,525,534	746,734	673,940	141,120	470,406	336,985	7,855,068
Percent Occupied	100.00%	90.04%	93.04%	90.52%	71.74%	99.56%	90.08%	91.82%

4th Quarter 2002 Average

Number of Buildings	4	64	12	16	2	1	3	102
Rentable Square Feet	960,349	4,524,994	746,700	674,446	141,120	470,406	338,985	7,857,000
Percent Occupied	100.00%	91.29%	93.84%	90.21%	73.25%	99.56%	88.75%	92.57%

3rd Quarter 2002 Average

Number of Buildings	4	64	12	16	2	1	3	102
Rentable Square Feet	960,349	4,525,535	746,578	675,338	141,120	470,406	338,985	7,858,311
Percent Occupied	100.00%	89.94%	95.19%	90.69%	83.24%	99.56%	89.27%	92.16%

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases(2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)

October - December 2003	19	76,227	0.8%	$1,449	0.8%	$19.01
2004	82	869,540	9.6%	16,195	9.3%	18.62
2005	83	932,476	10.3%	18,519	10.6%	19.86
2006	75	946,825	10.4%	18,045	10.4%	19.06
2007	79	1,261,548	13.9%	25,523	14.7%	20.23
2008	61	1,157,853	12.7%	24,797	14.2%	21.42
2009	23	1,459,130	16.0%	19,688	11.3%	13.49
2010	21	865,349	9.5%	19,595	11.3%	22.64
2011	3	71,501	0.8%	1,787	1.0%	24.99
2012	8	392,978	4.3%	8,360	4.8%	21.27
2013	3	192,024	2.1%	3,634	2.1%	18.93
2014	3	538,356	5.9%	12,346	7.1%	22.93
2015	—	—	0.0%	—	0.0%	0.00
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	1	155,000	1.7%	1,935	1.1%	12.48

Other(3)	28	174,611	1.9%	2,261	1.3%	12.95

Total/Weighted Average	489	9,093,418	100.0%	$174,134	100.0%	$19.74

NOTE:  As of September 30, 2003, the weighted average lease term is 4.9 years.

(1)        Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)        Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2003 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)        Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line item as the exact expiration date is unknown.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office

Quarter Ended September 30, 2003:

Expiring Square Feet	214,371	29,103	23,779	20,985	2,249	133,691	424,178
Vacated Square Feet	28,184	17,085	—	8,841	—	—	54,110
Renewed Square Feet	186,187	12,018	23,779	12,144	2,249	133,691	370,068
Retention Rate (% based upon square feet)	86.85%	41.29%	100.00%	57.87%	100.00%	100.00%	87.24%

Renewed Space Only:

Change in Base Rent - Straight-line	9.67%	5.30%	-0.10%	0.51%	5.62%	19.09%	12.30%
Change in Total Rent - Straight-line	8.21%	4.99%	-0.08%	-0.77%	5.52%	12.77%	9.51%

Change in Base Rent - Cash	0.25%	0.36%	-2.77%	-4.02%	4.00%	0.00%	-0.08%
Change in Total Rent - Cash	0.19%	0.34%	-2.26%	-5.12%	3.93%	0.00%	-0.11%

Average Capital Cost per Square Foot	$1.45	$17.00	$1.05	$3.90	$0.80	$8.37	$4.51

Renewed & Retenanted Space:

Change in Base Rent - Straight-line	13.51%	4.31%	3.18%	1.17%	5.62%	19.09%	13.88%
Change in Total Rent - Straight-line	11.29%	4.46%	0.36%	-1.49%	5.52%	12.77%	10.81%

Change in Base Rent - Cash	5.79%	-0.81%	-0.01%	-4.13%	4.00%	0.00%	3.33%
Change in Total Rent - Cash	4.53%	-0.33%	-2.18%	-6.52%	3.93%	0.00%	2.29%

Average Capital Cost per Square Foot	$8.78	$18.74	$1.37	$5.67	$0.80	$8.37	$8.48

Quarter Ended June 30, 2003:

Expiring Square Feet	278,730	14,155	28,143	8,221	2,272	27,662	359,183
Vacated Square Feet	109,758	—	2,392	8,221	2,272	7,258	129,901
Renewed Square Feet	168,972	14,155	25,751	—	—	20,404	229,282
Retention Rate (% based upon square feet)	60.62%	100.00%	91.50%	0.00%	0.00%	73.76%	63.83%

Renewed Space Only:

Change in Base Rent - Straight-line	-0.79%	14.65%	-3.78%	0.00%	0.00%	-11.20%	-1.53%

Change in Total Rent - Straight-line	-1.25%	7.27%	-3.16%	0.00%	0.00%	-8.77%	-2.08%

Change in Base Rent - Cash	-3.91%	9.67%	-12.46%	0.00%	0.00%	-5.26%	-3.86%
Change in Total Rent - Cash	-4.27%	3.04%	-10.48%	0.00%	0.00%	-4.05%	-4.23%

Average Capital Cost per Square Foot	$2.16	$11.16	$10.63	$—	$—	$—	$3.48

Renewed & Retenanted Space:

Change in Base Rent - Straight-line	7.75%	16.05%	-4.65%	17.30%	0.00%	-16.82%	3.67%
Change in Total Rent - Straight-line	5.17%	9.43%	-3.87%	9.45%	0.00%	-22.43%	-0.11%

Change in Base Rent - Cash	3.51%	12.18%	-12.74%	8.34%	0.00%	-18.51%	-0.28%
Change in Total Rent - Cash	1.24%	6.05%	-10.65%	1.23%	0.00%	-23.78%	-3.61%

Average Capital Cost per Square Foot	$5.92	$13.76	$10.07	$11.23	$—	$1.60	$6.15

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.  Prior to January 1, 2003, our Suburban Maryland and Other regions were grouped within the Baltimore / Washington Corridor.  Historically, this data has not been separately reported.

Quarterly Office Renewal Analysis (continued)

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office

Quarter Ended March 31, 2003:

Expiring Square Feet	63,755	13,259	13,824	11,926	10,320	—	113,084
Vacated Square Feet	46,462	9,927	2,501	11,926	—	—	70,816
Renewed Square Feet	17,293	3,332	11,323	—	10,320	—	42,268
Retention Rate (% based upon square feet)	27.12%	25.13%	81.91%	0.00%	100.00%	0.00%	37.38%

Renewed Space Only:
Change in Base Rent - Straight-line	7.89%	14.22%	-5.67%	0.00%	-2.39%	0.00%	2.71%
Change in Total Rent - Straight-line	2.61%	9.08%	-4.96%	0.00%	-2.39%	0.00%	0.08%

Change in Base Rent - Cash	1.03%	3.71%	-6.10%	0.00%	-9.33%	0.00%	-3.35%
Change in Total Rent - Cash	-3.64%	-0.74%	-5.29%	0.00%	-9.33%	0.00%	-5.50%

Average Capital Cost per Square Foot	$2.22	$6.99	$0.17	$—	$11.51	$—	$4.32

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	4.60%	14.22%	-15.98%	0.00%	-4.91%	0.00%	0.09%
Change in Total Rent - Straight-line	2.01%	9.08%	-15.22%	0.00%	-2.51%	0.00%	-1.42%

Change in Base Rent - Cash	-7.77%	3.71%	-17.19%	0.00%	-9.81%	0.00%	-9.12%
Change in Total Rent - Cash	-9.95%	-0.74%	-16.21%	0.00%	-6.97%	0.00%	-10.02%

Average Capital Cost per Square Foot	$12.68	$6.99	$5.78	$—	$11.23	$—	$10.76

Quarter Ended December 31, 2002:

Expiring Square Feet	417,227	19,099	103,860	n/a	n/a	—	540,186
Vacated Square Feet	123,656	10,825	39,606	n/a	n/a	—	174,087
Renewed Square Feet	293,571	8,274	64,254	n/a	n/a	—	366,099
Retention Rate (% based upon square feet)	70.36%	43.32%	61.87%	n/a	n/a	0.00%	67.77%

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	6.27%	1.65%	-4.53%	n/a	n/a	0.00%	5.00%
Change in Total Rent - Straight-line	4.53%	0.13%	-5.79%	n/a	n/a	0.00%	3.25%

Change in Base Rent - Cash	2.27%	-1.17%	-7.63%	n/a	n/a	0.00%	1.14%
Change in Total Rent - Cash	0.94%	-2.55%	-8.34%	n/a	n/a	0.00%	-0.20%

Average Capital Cost per Square Foot	$4.43	$13.69	$2.27	n/a	n/a	$—	$4.49

Quarter Ended September 30, 2002:

Expiring Square Feet	211,614	49,489	80,037	n/a	n/a	—	341,140
Vacated Square Feet	82,267	26,028	—	n/a	n/a	—	108,295
Renewed Square Feet	129,347	23,461	80,037	n/a	n/a	—	232,845
Retention Rate (% based upon square feet)	61.12%	47.41%	100.00%	n/a	n/a	0.00%	68.25%

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	24.90%	18.23%	0.34%	n/a	n/a	0.00%	19.34%
Change in Total Rent - Straight-line	15.67%	9.58%	-0.25%	n/a	n/a	0.00%	11.92%

Change in Base Rent - Cash	20.66%	19.09%	-1.17%	n/a	n/a	0.00%	16.11%
Change in Total Rent - Cash	12.16%	10.39%	-1.51%	n/a	n/a	0.00%	9.23%

Average Capital Cost per Square Foot	$8.48	$11.41	$1.96	n/a	n/a	$—	$7.23

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.  Prior to January 1, 2003, our Suburban Maryland and Other regions were grouped within the Baltimore / Washington Corridor.  Historically, this data has not been separately reported.

Year to Date Acquisition Summary as of September 30, 2003

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	September 30, 2003 Occupancy Percentage	Investment(1)

Individual Property:

2500 Riva Road	BWI Airport	3/4/2003	155,000	100.0%	100.0%	$18,038

13200 Woodland Park Drive	Herndon	6/2/2003	404,665	100.0%	100.0%	71,435

13454 Sunrise Valley Road	Herndon	7/25/2003	113,093	85.7%	85.7%	18,317

13450 Sunrise Valley Road	Herndon	7/25/2003	53,728	100.0%	100.0%	8,702

14900 Conference Center Drive	Chantilly	7/25/2003	127,572	96.8%	92.6%	23,177

14840 Conference Center Drive	Chantilly	7/25/2003	69,710	100.0%	100.0%	12,664

14850 Conference Center Drive	Chantilly	7/25/2003	69,711	100.0%	100.0%	12,665

Total			993,479	98.4%	97.4%	$164,998

(1)  Initial investment recorded by property as of September 30, 2003 for asset purchase.

Year to Date Disposition Summary as of September 30, 2003

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment

Individual Property:

695 Route 46(1)	Wayne	3/14/2003	157,394	$19,960	$12,675	$7,285

6009 - 6011 Oxon Hill Road(2)	Southern Prince George’s County	3/30/2003	181,768	20,188	13,000	7,188
Total			339,162	$40,148	$25,675	$14,473

(1)  This property was contributed to a joint venture in exchange for $19,960 and a 20% joint venture interest.  Refer to joint venture summary.  The gain on this disposition has been deferred due to our retained 20% interest in this property.

(2)  In addition, we sold two adjacent land parcels for $1,100 and realized a gain of $3,388 on the total sale proceeds of $21,288.

Development Summary as of September 30, 2003

(Dollars in thousands except square feet)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 9/30/2003	Anticipated Date of Operations

Under Construction

140 National Business Parkway Annapolis Junction, Maryland	(1)	BWI Airport	JV	119,904	0.00%	$17,594	$13,867	$7,783	Construction 4Q 03

4230 Forbes Boulevard Lanham, Maryland	(2)	Lanham	JV	55,866	47.98%	6,124	3,404	2,579	Construction 2Q 04

2720 Technology Drive (220 NBP) Annapolis Junction, Maryland	(3)	BWI Airport	JV	156,730	100.00%	25,796	9,734	—	Construction 4Q 04

4851 Stonecroft Boulevard (Greens III) Chantilly, Virginia		Chantilly	Owned	88,094	100.00%	15,250	2,054	—	Construction 4Q 04

Total Under Construction				420,594	64.58%	$64,764	$29,059	$10,362

(1)  Total loan commitment for this property is $14,100.

(2)  Total loan commitment for this property is $4,700.

(3)  Total loan commitment for this property is $20,000.

Year To Date Development Placed into Service

For the period January 1, 2003 through September 30, 2003

Property and Location	Wholly Owned or Joint Venture (JV)	Total Square Feet	Year 2002	Year 2003	Percentage Leased as of 9/30/03
			Development Square Feet Placed into Service

6731 Columbia Gateway Drive	Wholly Owned	123,743	73,902	49,841	66.51%

8661 Robert Fulton Drive	JV	49,500	—	49,500	46.54%

8671 Robert Fulton Drive	JV	56,350	—	56,350	50.92%

TOTAL/AVERAGE		229,593	73,902	155,691	58.38%

Joint Venture Summary as of September 30, 2003

(Dollars in thousands)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 9/30/03	Recourse to COPT	Option to Acquire Partner’s Interest

4230 Forbes Boulevard Lanham, Maryland	80%	Construction	55,866	5 acres	$ 730	$ 2,579	Yes, 50%	Yes

Robert Fulton Drive (Phase I) Columbia, Maryland(1)	80%	Operating	105,850	4 acres	4,473	8,298	Yes, 80%	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	455	—	N/A	Yes

Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,417	—	N/A	Yes

140 NBP Annapolis Junction, Maryland	10%	Construction	119,904	13 acres	474	7,783	Yes, 100%	Yes

220 NBP Annapolis Junction, Maryland(2)	20%	Construction	156,730	11 acres	—	—	N/A	Yes

695 Route 46 Wayne, New Jersey(3)	20%	Operating	157,394	13 acres	1,027	14,394	No	No

TOTAL					$ 9,576	$ 33,054

(1)  The off-balance sheet debt covers phases I and II of these properties.

(2)  Upon formation of this joint venture in January 2003, we contributed land and have recorded our investment as land, construction in progress and buildings and improvements on our balance sheet.  In addition, we have obtained an option to purchase the joint venture partner’s interest for a pre-determined price.  Accordingly, we have recorded a liability and have been accreting towards the pre-determined purchase price over the respective time period.

(3)  Effective March 14, 2003, we contributed our wholly-owned property into a joint venture in exchange for a 20% joint venture interest and a cash payment of $19,960.  The joint venture borrowed a $14,500, ten-year, 5.97% fixed interest rate loan from Allstate Life Insurance Company.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2003			2002
	September 30	June 30	March 31	December 31	September 30

Net investment in real estate	$1,190,492	$1,129,942	$1,068,407	$1,067,536	$1,070,116
Addback: accumulated depreciation	96,538	88,174	80,513	78,069	70,617
Gross investment in real estate	$1,287,030	$1,218,116	$1,148,920	$1,145,605	$1,140,733
Less: land - development	(43,482)	(43,357)	(43,233)	(24,998)	(25,014)
Less: construction in progress	(9,474)	(6,847)	(5,334)	(9,926)	(10,536)
Less: investment in and advances to unconsolidated real estate joint ventures	(9,576)	(9,817)	(9,679)	(7,999)	(8,656)
Gross investment in operating real estate	$1,224,498	$1,158,095	$1,090,674	$1,102,682	$1,096,527
Average gross investment in operating real estate	$1,191,297	$1,124,385	$1,096,678	$1,099,605	$1,058,499

GAAP Revenues from Real Estate Operations	$45,448	$40,878	$41,518	$41,376	$38,065
Revenues from discontinued operations	1	6	902	1,008	970
Other income (expense)	(2)	(4)	(8)	(16)	(4)
Combined Real Estate Revenues	$45,447	$40,880	$42,412	$42,368	$39,031
Interest income	(102)	(141)	(97)	(80)	(113)
Combined Regional Rental Revenues	$45,345	$40,739	$42,315	$42,288	$38,918

GAAP Property Operating	$13,075	$11,101	$13,654	$12,034	$11,994
Property operating from discontinued operations	(13)	24	348	347	367
Combined Property Operating Expenses from Real Estate Operations	$13,062	$11,125	$14,002	$12,381	$12,361

GAAP Revenues from Real Estate Operations	$45,448	$40,878	$41,518	$41,376	$38,065
Property operating	(13,075)	(11,101)	(13,654)	(12,034)	(11,994)
Revenues from discontinued operations	1	6	902	1,008	970
Property operating from discontinued operations	13	(24)	(348)	(347)	(367)
Other revenue	(2)	(4)	(8)	(16)	(4)
Combined Net Operating Income	$32,385	$29,755	$28,410	$29,987	$26,670
Interest income and other income (expense), net	(100)	(143)	(98)	(76)	(112)
Combined Regional Net Operating Income	$32,285	$29,612	$28,312	$29,911	$26,558

GAAP Net Operating Income for Same Office Properties	$25,170	$25,348	$24,505	$25,560	$23,343
Less: straight-line rent	(216)	(839)	(832)	33	(240)
Less: accretion of intangible assets and liabilities classified as revenues	(590)	(637)	(551)	(226)	(232)
Cash Net Operating Income for Same Office Properties	$24,364	$23,872	$23,122	$25,367	$22,871

Interest expense from continuing operations	$10,436	$10,037	$10,135	$10,995	$10,489
Interest expense from discontinued operations	—	—	100	70	74
Combined interest expense	$10,436	$10,037	$10,235	$11,065	$10,563

Depreciation and amortization	$9,462	$9,229	$8,044	$8,919	$7,357
Depreciation of furniture, fixtures and equipment	(124)	(121)	(120)	(171)	(120)
Depreciation and amortization from discontinued operations	—	—	19	19	147
Combined real estate related depreciation and other amortization	$9,338	$9,108	$7,943	$8,767	$7,384

Components of Debt Service Ratio:
Interest expense from continuing operations	$10,436	$10,037	$10,135	$10,995	$10,489
Interest expense from discontinued operations	—	—	100	70	74
Scheduled principal amortization	2,390	2,056	2,108	1,905	2,662
Total	$12,826	$12,093	$12,343	$12,970	$13,225

Common dividends for Earnings Payout Ratio	$6,798	$6,322	$5,139	$5,113	$5,108
Common distributions	2,085	1,968	1,978	1,978	1,978
Common dividends on restricted shares	—	90	83	75	71
Convertible preferred dividends	136	136	136	136	136
Convertible preferred unit distributions	—	477	572	571	572
Dividends and distributions for FFO Payout Ratio	$9,019	$8,993	$7,908	$7,873	$7,865

Reclassifications and Definitions

Reclassifications:

Funds from operations as reported for 2002 changed due to our reclassification of certain items in connection with our accounting under Statement of Financial Accounting Standards No. 141 “Business Combinations” or (“SFAS 141”).  Funds from operations for 1999 through 2002 changed due to our reclassification of losses on early retirement of debt in connection with our adoption of Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections” on January 1, 2003.

NAREIT	National Association of Real Estate Investment Trusts.

GAAP	Generally accepted accounting principles.

Funds from Operations (FFO)

Under NAREIT’s definition, FFO means net income (loss) computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; we believe that inclusion of these development gains is in compliance with the NAREIT definition of FFO, although others may interpret the definition differently.  Additionally, the repurchase of the Series C preferred units in excess of recorded book value was a transaction not contemplated in the NAREIT definition of FFO; we believe that the exclusion of such amount is appropriate.  The FFO we present may not be comparable to the FFO of other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.

Basic FFO

Basic FFO is FFO adjusted to (1) subtract preferred share dividends and (2) add back GAAP net income allocated to common units in Corporate Office Properties, L.P. (the “Operating Partnership”) not owned by the Company.  With these adjustments, basic FFO represents FFO available to common shareholders and common unitholders.

Diluted FFO

Diluted FFO is Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  However, the computation of Diluted FFO does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO in a given period.  Diluted FFO is the numerator used to compute diluted FFO per share.

Diluted Adjusted Funds from Operations (AFFO)

Diluted AFFO, is Diluted FFO, adjusted to eliminate the effect of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141) and recurring capital expenditures.

Recurring Capital Expenditures	Most capitalizable fixed asset expenditures and leasing costs incurred for operating real estate properties.

Combined Net Operating Income (NOI)	Total revenues from real estate operations less total property expenses from real estate operations, including discontinued operations.

Cash Net Operating Income	Net Operating Income adjusted to remove the effect of straight-line rents and SFAS 141 revenues, which are non cash revenue items.

Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes, gain on sales of real estate (excluding sales of non-operating properties and development services provided on operating properties), minority interests and preferred share dividends.

Combined Real Estate Revenues	Total revenues from real estate operations, including discontinued operations.

Earnings Payout Ratio	Total dividends on common shares divided by net income (loss) available to common shareholders.

Diluted FFO Payout Ratio

Diluted FFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted FFO.

Diluted AFFO Payout Ratio

Diluted AFFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted AFFO assuming conversion of share options, common unit warrants, preferred units and preferred shares.

Debt to Undepreciated Book Value of Real Estate Assets	Mortgage loans payable divided by gross investment in real estate as computed by adding accumulated depreciation to the net investment in real estate as presented on our balance sheet.

Base rent - straight-line or straight-line rent	Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP.

Total rent - straight-line

Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP plus estimated operating expense reimbursesments, or total rent.

Base rent - cash	Contractual minimum rent under leases remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.

Total rent - cash

Contractual minimum rent under leases plus estimated operating expense reimbursesments, or total rent, as remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.